2006 Investor Conference February 28, 2006 New York, New York

Safe Harbor All statements, trends, estimates, goals, targets, projections or other financial information contained in this investor presentation relative to trends in the Company's operations or financial results constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. There can be no assurances that other factors not currently anticipated by management will not also materially and adversely affect the Company's results of operations. Please refer to the Company's 10-K, most recent 10-Q, and Management's Discussion and Analysis (MD&A) for a listing of factors which could cause actual results to differ materially from those contemplated by the forward-looking statements.

Explanatory Note On Non-GAAP Measures The historical and forward-looking financial information presented at this conference and contained in the written materials provided include non-GAAP and performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"), such as adjusted net operating income, adjusted net operating income per share, operating return on equity and sales. Each of these non-GAAP measures is listed and described in the Appendix to the printed version of the presentation and in conjunction with the webcast at the "Investor Relations" section of our website at www.amerus.com. Also included with the descriptions of those measures are reconciliations to the most directly comparable GAAP measures, if any.

Thomas C. Godlasky Chairman, President and Chief Executive Officer

2005: An Outstanding Year Record operating earnings of $192.5 million Record operating EPS of $4.52 Record ROE of 12.5% RBC levels at 353% RBC levels at 353% RBC levels at 353% RBC levels at 353% RBC levels at 353% RBC levels at 353% RBC levels at 353% RBC levels at 353% RBC levels at 353%

Focused On Key Constituents WIN WIN WIN Consumers have products for protection, retirement and wealth transfer Our producers have leading products and tools to meet the growing demand for indexed products Shareholders enjoy higher returns

Execution Results Total Return Performance AmerUs Group's 2005 Peer Group: AFLAC (AFL) American Equity (AEL) American International Group (AIG) American National Insurance Co. (ANAT) Delphi Financial Group (DFG) FBL Financial (FFG) Great American Financial (GFR) Hartford Financial Services (HIG) Jefferson-Pilot (JP) Lincoln National Corp. (LNC) MetLife Inc. (MET) Nationwide Financial Services (NFS) Presidential Life Corp. (PLFE) Principal Financial Group (PFG) Protective Life (PL) Prudential Financial, Inc. (PRU) Stancorp Financial Group Co. (SFG) The Phoenix Companies (PNX) Torchmark Corp. (TMK) Index 12/31/2000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/31/2005 AmerUs Group Co. 100 112.06 89.54 112 146.38 184.37 Russell 2000 100 102.49 81.49 120 142 148.46 Russell 1000 100 87.55 68.59 89.1 99.26 105.48 AmerUs 2005 Peer Group 100 84.49 67.37 80.7 87.68 98.68 AmerUs 2004 Peer Group 100 97.54 83.65 106.47 127.57 148.91 SNL Life & Health Insurance Index 100 93.71 83.26 108.95 137 167.26

2005 Milestones 1-year return: 25% 2-year return: 62% Added to Russell 1000 Index Named to Forbes Platinum 400 List Created over $800 million of value for shareholders

2006 Outlook: Annuities Growing consumer demand for indexed annuities Top 5 market share for 18 consecutive quarters Successful business model: defensible, scalable Exclusive agreement with 12 new IMOs Projected growth of 22% in sales for 2006 2006: $3.2 billion sales goal

2006 Outlook: Life Insurance Significant growth opportunity Indexed sales growing in all life channels 80% of total life sales were indexed life The market leader for 18 consecutive quarters Projected growth of 11% in sales for 2006 2006: $130 million sales goal

Growth Opportunities New distribution channels Banks Broker-Dealers New product offerings Shorter surrender charge periods Lower commissions Single premium life Expand traditional channels Organic growth Geographic expansion Cross-selling opportunities

2006 Outlook: Earnings Growth Continue to grow earnings $4.90 - $5.10 per share Increasing return on equity 12.5% in 2005 12.8% projected in 2006 Leverage asset management skills 10% of earnings in five years Diversify revenue stream Long-term ROE goal: > 14%

Operational Excellence Leading-edge uses of technology Streamlined processing Enhanced customer service Improved speed to market Additional cost savings Beginning 4Q07: > $6 million in cost savings

Industry Environment Economic / interest rate climate Competitive landscape Regulatory issues and opportunities

Experienced Management Team

Executive	Title	AmerUs Group Experience	Industry Experience
Thomas C. Godlasky	Chairman, President & Chief Executive Officer	11 years	27 years
Gregory D. Boal	Executive Vice President & Chief Investment Officer	3 years	21 years
Michael D. Boltz	Executive Vice President & Chief Information Officer	6 months	19 years
Brian J. Clark	Executive Vice President & Chief Product Officer	17 years	17 years
Mark V. Heitz	President, AmerUs Annuity Group	19 years	31 years
Christopher J. Littlefield	Executive Vice President & General Counsel	–	–
Gary R. McPhail	President, AmerUs Life Insurance Group	8 years	32 years
Melinda S. Urion	Executive Vice President & Chief Financial Officer	4 years	28 years

FOCUS

AMERUS Group

Today's Agenda Product Management Brian Clark Accumulation Segment Mark Heitz Protection Segment Gary McPhail Investment Management Greg Boal Financial Management Melinda Urion Closing Remarks Tom Godlasky

Brian J. Clark Executive Vice President and Chief Product Officer

Product Management Philosophy Align initiatives with strategic direction Look for "win-win-win" opportunities Employ realistic product pricing Get paid for risk assumed Be a disciplined innovator Deliver competitive and profitable products with strategic and operational fit

Five Mega Product Trends Increased demand for guarantees with upside potential Demand for retirement income products Shorter-term annuity products Growing need for affordable death benefit protection Blurring of product lines to meet consumer needs Strategically focused on these product trends

Accumulation Products

Strong Indexed Annuity Sales 2004 2005 2006P Indexed Annuity Sales 1.53 2.39 2.9 Non-Indexed Annuity Sales 0.313 0.238 0.3 Indexed Annuity Mix 0.83 0.91 0.91 $ billions

Multi-Choice Indexed Annuities Indexed Strategy Choices Indexed Strategy Choices Indexed Strategy Choices Indexed Strategy Choices Indexed Strategy Choices Surrender Penalty Premium Bonus 1 YR P2P 2 YR P2P Monthly Average Monthly Cap Multi-Indexed MCA 7 15 7% ^ ^ ^ ^ ^ Bonus Plus 14 6% ^ ^ ^ ^ MCA 10-IV 10 4% ^ ^ ^ MCA 10-II 10 2% ^ ^ ^ MCA 10 10 -- ^ ^ ^ MCA Classic 7 -- ^ ^ ^ MCA 6 6 -- ^ ^ All products offer the traditional fixed rate strategy

Strong Annuity Sales IRR And Capital Efficiency 2002 2004 2005 2006P IRR on Sales at 300% RBC 0.089 0.126 0.123 0.125 Statutory Break-Even Period (Years) 3 1 1 1 IRR Year of Annuity Sales Cohort Long-Term Target Years

Transitioning The Annuity Reserves 2004 2005 2006P Indexed Chassis 0.45 0.56000000013148 0.6 Reserves with MVA Protection 0.31 0.44 0.6 Growing profitable reserves with interest rate protection

2004 2005 2006P East 0.0232 0.0226 0.0241 Annuity Product Spreads Indexed annuities and multi-year guarantee rate resets are maintaining strong gross spreads Traditional Fixed and Indexed Combined Target Spread

Annuity Net Margins Pre-Tax Margins Net of DAC Excluding Expenses* *Investment income only on assets backing statutory reserves 2002 2004 2005 2006P Product Margins 75.9 146.6 160.6 184 Positive net cash flow is growing net margin dollars

Protection Products

Strong Indexed Life Sales 2004 2005 2006P Indexed Life Sales 75 94 119 Non-Indexed Life Sales 49.4 23.7 11 Indexed Life Mix 0.6 0.81 0.9 $ millions

Indexed Life Portfolio

			Guaranteed		Non-Guaranteed	
Product	2005 Sales	Premium	Death Benefit	Cash Value	Death Benefit	Cash Value
Multi-Choice Life	New	Single	○	○		●
Independent Choices	10%	Fixed	●	●		●
Vision Builder	49%	Flexible			○	●
Liberty Builder	14%	Flexible			●	●
Advantage Builder	12%	Flexible			●	○
Advantage Builder with No-Lapse Guarantee Rider	15%	Flexible	●			

● Primary Need ○ Secondary Need

Product names may vary by ALIG company

FOCUS
AMERUS Group

Strong Life Sales IRR And Capital Efficiency 2002 2004 2005 2006P IRR on Sales at 300% RBC 0.109 0.127 0.14 0.133 Statutory Break-Even Period 9 6 5 5 Long-Term Target IRR Years

Transitioning The Life Reserves 2004 2005 2006P Indexed Life as a % of Total Life Reserves 0.06 0.1 0.15 Indexed Life Premiums as a % of Total Life Premiums 0.2 0.34 0.43 Sales and renewal premiums are accelerating indexed life growth

2002 2004 2005 2006P Open Block Product Margins 75.9 118.3 140.7 155.8 Margins as a % of Statutory Reserves 0.042 0.047 0.049 0.049 Strong Life Insurance Net Margins Pre-Tax Open Block Life GAAP Margins Net of DAC Excluding Expenses* *Investment income only on assets backing statutory reserves Net product margins continue to grow $ millions

Strong New Business Profitability 2004 2005 2006P Life Insurance 12.7% 14.0% 13.3% Annuities 12.6% 12.3% 12.5% Stat IRR on new sales at 300% 12.7% 13.0% 12.9% Stat to GAAP equity difference (1.0%) (1.0%) (1.0%) Leverage 2.5% 2.5% 2.5% Average GAAP ROE at 300% 14.2% 14.5% 14.4% Increase RBC to 325% (0.4%) (0.4%) (0.4%) Average GAAP ROE at 325% 13.8% 14.1% 14.0%

Increasing Shareholder Value Broad portfolio of life and annuity products for growing indexed sector Strong statutory payback lowers risk and finances growth internally Sales mix diversifies balance sheet; MVAs and lower guarantees reduce interest rate risk Sales add margins generating 13% - 14% GAAP ROE at 325% RBC Focused on optimizing sales growth and profitability Strategic product positioning Profitability Capital efficiency Risk management Product pricing

Product Analysis: Indexed vs. Variable With Guarantees

Historical Product Spectrum Fixed Variable Lowest expected return Strongest guarantees Highest expected return No guarantees Consumers' choices were largely limited to the ends of the spectrum

Seeking Upside Potential With Guarantees Indexed products Credited rate never negative Interest gains locked in Pay for guarantees via limited market participation No dividend participation Indexed products provide the consumer with higher interest potential than a fixed rate within a complete package of guarantees

Increasing Demand For Guarantees Fixed Indexed Variable Lowest expected return Strongest guarantees Highest expected return No guarantees Fixed Products Higher expected return Complete guarantee package Indexed value proposition has strong appeal to many traditional fixed buyers

Seeking Upside Potential With Guarantees Variable with guarantees Fund values volatile Guarantee floor on long-term benefits Explicit fees for guarantee rider Variable products with guarantee riders expose consumers to equity market volatility while providing a long-term floor on benefits paid

Variable's Approach to Providing Protection Variable offers many guarantee riders but no combination replicates the guarantees offered by indexed products National Association for Variable Annuities, 2005 Fact Book Guarantee Minimum Benefit Riders on VAs Annual Fee bps Death 10 - 35 Annuitization 30 - 75 Accumulation 30 - 75 Withdrawal to Principal 30 - 75 Withdrawal for Life 60 - 90

Increasing Demand For Guarantees 85% of VA Contracts* Variable annuities with guarantees cannot replicate the complete guarantee package of indexed annuities *National Association for Variable Annuities, 2005 Fact Book Fixed Indexed Variable Lowest expected return Strongest guarantees Highest expected return No guarantees Limited guarantees with additional fees Fixed Products Higher expected return Complete guarantee package

Can Variable Guarantees Replicate Indexed Product? No, variable does not protect the principal each year and lock in the interest credits A variable product with a one-year put option would replicate the protection in an indexed product Put option would hedge against negative returns Need to repurchase a put option each year Theoretical exercise since put options are not available inside VAs Put option protection on the S&P 500 for one year costs 4.29% (as of 02/07/06) Next Step: Compare the two cost structures on an equivalent risk basis

Value Proposition Comparison Indexed VA with Equivalent Downside Protection Base contract costs (bps) 200 137 Investment management costs (bps) 10 96 Total base contract (bps) 210 233 Put option hedge costs (bps) -- 429 Dividend yield (S&P 500) (bps) -- (177) Total net costs (bps) 210 485 Maximum index participation (P2P) 6% - 7% Unlimited Fixed rate alternatives 3% - 3.5% -- VA consumers could get comparable protection with unlimited upside for an additional 275 bps in fees

Value Proposition Comparison With Equal Guarantees Annual Index Performance IA 7% Cap Credited Rate Return on Variable with Put Option* Difference (15%) 0% (4.57%) 4.57% 0% 0% (4.64%) 4.64% 5% 5% 0.13% 4.87% 10% 7% 4.90% 2.10% 15% 7% 9.67% (2.67%) 20% 7% 14.44% (7.44%) *Returns reflect the put option cost outlay on investable assets less the product fees plus the dividend yield Indexed products provide a competitive value proposition within a complete package of guarantees

Indexed Market Participation In Different Environments Call Option Budget Annual Cap Assumptions as of 2/07/06 3.0% 5.7% 1 Year Treasury 4.48% 3.5% 6.9% Dividend Yield 1.77% 5.0% 11.1% Volatility 14.90% 6.0% 15.0% 7.1% None Point-to-Point Structure Current Environment Maximum credited rate potential is generally 2 - 2.5X fixed rate alternative and broader competitiveness increases with interest rates

Classic Risk Return Profile 0.08 0.1 0.12 0.14 0.16 0.18 20.4 27.4 90 20.4 30.6 38.6 34.6 31.6 45.9 46.9 45 43.9 [100 / 0] [80 / 20] [60 / 40] [40 / 60] [20 / 80] [0 / 100] 8% 10% 12% 14% 16% 18% April 1953 - December 2005 [Baa Corporate Bonds / S&P 500 Equities] No transaction costs

0.08 0.1 0.12 0.14 0.16 0.18 20.4 27.4 90 20.4 30.6 38.6 34.6 31.6 45.9 46.9 45 43.9 Risk Return With Indexed Strategy [100 / 0] [80 / 20] [60 / 40] [40 / 60] [20 / 80] [0 / 100] Annual Point-to-Point Structure 2% Product Spread [Baa Corporate Bonds / S&P 500 Equities] Returns Before Transaction Costs Bonds and Call Options Policy Credited Rate Option Volatility Assumption Option Volatility Assumption Actual Actual + 1% Enhanced Credited Rate 256 bps 228 bps Enhanced Credited Rate Bond Price Volatility Transferred to Insurer 8% 10% 12% 14% 16% 18%

Managing The Risk Indexed Hedge via call options Broad/deep options market used for other purposes Credit risk Moderate interest rate risk Modest spread income risk Variable with Guarantees Dynamic hedging Higher execution risk Equity market-driven risk Volatile spread income Systemic risk Indexed business model presents lower risks to the income statement and balance sheet

Consumer Protection Fixed Products Manageable and diversified risks Variable Products Systemic equity-driven risks Guarantees put general account policyholders at risk Limited Guarantee Fund Association protection

Key Takeaways Indexed and variable have comparable consumer costs overall The indexed product guarantee package offers a competitive value proposition Indexed product offers 200 basis points or more average additional credited rate over a traditional fixed rate Variable with guarantees presents risk management challenges Indexed business model offers lower risks to income and capital

Question & Answer Session

Mark V. Heitz President and Chief Executive Officer AmerUs Annuity Group

2005 Goals And Results Goal Result Grow sales 20% to $2.2 billion with $1.98 billion in indexed annuities (IA) $2.63 billion ($2.39 billion - IA) 85 - 90% indexed annuity sales 91% Achieve 12% unleveraged IRR 12.3% 80% from owned/proprietary product distribution 83% GAAP expenses ^ 22 bps of average invested assets 22 bps

2003 2004 2005E 2006E East 14 23.4 28 33.8 Growing Indexed Annuity Market CAGR 34% Indexed annuity premium estimated to grow 21% in 2006 Source: LIMRA

2001 2002 2003 2004 2005 2006P Indexed Annuity Premiums 0.6 0.7 1.3 1.5 2.4 2.9 Non-Indexed Annuity Premiums 1.3 1.1 0.5 0.3 0.2 0.3 AmerUs Fixed Annuity Sales Shifting our business mix

2001 2002 2003 2004 2005 2006P Indexed Annuity Premiums 0.6 0.7 1.3 1.5 2.4 2.9 AmerUs Indexed Annuity Sales AmerUs has been in the top 5 for 18 consecutive quarters CAGR 37.0% $ billions

The "Age Wave" Expands Market Opportunity The two age groups most interested in indexed annuities are growing by 19 million over the next ten years Average age of AmerUs Group's indexed annuity buyer: 63.7 years Source: Bureau of the Census Age 0-9 10-19 20-29 30-39 40-49 50-59 60-69 70-79 85+ East 2.43 0.255 4.666 -2.759 0.888 10.33 8.451 0.00759 2.47 30-39

AmerUs Annuity Group Core Strategies Meet consumer demand for indexed products Expand owned/proprietary distribution Grow top-producing agents Enhance cross-selling with ALIG Leverage our operating strength

Meet Consumer Demand For Indexed Products Why consumers purchase annuities Very/Somewhat Important Earnings would not be taxed until the funds used 88% Was a safe purchase 88% Had a good rate of return 87% Wanted a long-term savings plan 82% Could get payments guaranteed to continue for as long as you live 74% Source: The Gallup Organization, survey of current owners of non-qualified annuities Strong demand for indexed annuities

Meet Consumer Demand For Indexed Products Pre-packaged retirement savings product Guarantees Tax deferred accumulation Lifetime income Attractive crediting strategies Traditional fixed Index-linked Flexibility to change Principal protection Simple to purchase ?Partial free withdrawals ?Death benefit

Expand Owned/Proprietary Distribution Type Number of Groups 100% owned national marketing organizations 4 Represents 83% of production Proprietary product distribution National marketing organization, 20% ownership AmerUs Life Insurance Group agents 2 Represents 83% of production Other key independent relationships (potential acquisitions) 4 Represents another 14% of production All 10 groups grew in 2005 All 10 groups scheduled to grow in 2006

National Provider Of Annuities Top 15 states provided 73% of 2005 sales AmerUs is a market leader

Agent Productivity Competitor Fixed Premium Number of Agents Production Per Agent Number of IMOs Channel "A" 2004 $8.5 B 155,000 $54,839 200 Independent Agent AmerUs 2005 $2.6 B 17,000 $144,444 10 Proprietary Product/ Owned Marketing Organizations High productivity drives strong relationships and system is scalable

An Exclusive Product Relationship The Annexus Group A new partnership with 12 leading IMOs The Group wrote $4.5 billion of non-AmerUs premium in 2005 A unique distribution structure A first-of-a-kind indexed product $50 million per-year per-IMO required Kick-off tomorrow: March 1, 2006

Grow Top-Producing Agents 2003 2004 2005 2006P Number of Agents with Production > $1 million 381 417 640 750

Grow Top-Producing Agents Home office training center Over 1,800 attendees in 2005 Nearly 90% of production Field trainers Working with 10 key IMOs Over 97% of production Non-qualified deferred compensation plan Building a future together 24/7 website with complete services Easy to do business with us

Partnering With Producers Persistency/production requirements Keeping the producer contract valuable Suitability requirements All ages, all states Broker-Dealer availability AmerUs-approved Product upgrades More liquidity - lower surrender charges Communication, concentration and commitment

Enhance Cross-Selling With ALIG Grow life sales from annuity channels Initial emphasis on new single premium life (SPL) products Expand to training on indexed life products Grow annuity sales from life channels Recruit new IMOs who sell life and annuity products Explore joint training opportunities Grow annuity production from life producers to >10% of total production Strengthening producer relationships

Leverage Our Operating Strength Single system for annuities Migrating to common systems with ALIG Common AmerUs workflow and processes Active agent and policyowner websites High-tech, high-touch service Superior service - stronger relationships

AmerUs Annuity Group Strengths Market leadership position Uniquely defensible and scalable distribution Distribution system that attracts top annuity producers Operational efficiency that supports growth Financial strength and commitment to growth Focused and productive indexed team Positioned for continuing growth

Increasing Shareholder Value Increase sales 22% to $3.2 billion Continue to leverage technology 90% indexed annuity production ($2.9 billion) Market leadership Meet consumer demand for indexed products Maintain product pricing discipline Owned/proprietary product distribution Efficient operations Achieve 12.0% unleveraged IRR (325% RBC) Maintain product pricing discipline 85%-90% total production

Gary R. McPhail President and Chief Executive Officer AmerUs Life Insurance Group

2005 Goals And Results Goal Result Grow sales to $115 - $120 million $117.8 million 60% to 70% indexed life sales 80% Achieve 13% unleveraged IRR 14.0% Increase production of top 50 distributors by 15% 12% Lower unit costs by 3% 5% decrease

2005 Distribution Highlights Expanded geographic presence Recruited 27 distribution entities in targeted new cities Enhanced partnership with top 50 distribution entities Derived 64% of premiums from top 50 distribution entities Developed relationships with national IMOs Increased sales by $4.8 million from five targeted national accounts Signed marketing agreements with three new national accounts Cross-sold insurance through annuity channel Generated over $5 million in new sales Introduced new single premium life product for annuity producers

Industry Fixed Life Sales Growth 2000 2001 2002 2003 2004 2005E 11.6 11.1 11.7 11.8 12.4 12.46 Source: LIMRA. 2005 is LIMRA projection. CAGR: 3.0%

AmerUs Fixed Life Sales Shifting our business mix 2000 2001 2002 2003 2004 2005 2006P Indexed Life Premiums 7 26 46 52 75 94 118.8 Non-Indexed Life Premiums 76 70 84 67 49 24 11.2 $ millions

2000 2001 2002 2003 2004 2005 2006P Indexed Life 7 26 46 52 75 94 118.8 Traditional UL 28 28 33 32 29 28 Traditional Life (Term & WL) 48 42 51 35 20 10 AmerUs Indexed Life Sales AmerUs has been the market leader for 18 consecutive quarters CAGR 35.6% $ millions

Benefits Of Shift To Indexed Products Met growing consumer demand for guarantees Limited our exposure to higher-risk segments Older ages (senior settlements) Tax-advantaged markets Reduced sales of low-margin term Generated our most profitable new business ever Increased the earnings potential of our life block

AmerUs Life Insurance Core Strategies Meet consumer demand for indexed products Grow agent-based distribution Develop multi-channel platform Enhance cross-selling with AAG Expand geographically Maximize operating efficiency

Meet Consumer Demand For Indexed Products Respond to the most pressing customer concerns Death protection Affordable guarantees Higher returns without risk to principal Wealth transfer Expand indexed product portfolio Single premium life Survivor life Provide best solutions for customer concerns

2003 2004 2005 2006P 19 27 35 45 2003 2004 2005 2006P East 17 23 28 33 2003 2004 2005 2006P East 15 19 19 21 2003 2004 2005 2006P East 1 4 7 10 $ millions CAGR 33.3% CAGR 24.7% CAGR 11.9% CAGR 115.4% IMO Indexed Life Sales CMO Indexed Life Sales PPGA Indexed Life Sales NY IMO Indexed Life Sales Grow Agent-Based Distribution - Develop Multi-Channel Platform

Enhance Cross-Selling With AAG 2003 2004 2005 2006P Annuity Distribution Indexed Life Sales 0 2 5 10 Recently introduced single premium life products expected to impact sales in 2006

Enhance Cross-Selling With AAG Grow life sales from annuity channels Emphasize new SPL products Expand training to total indexed life portfolio Increase life production from annuity producers to > 10% of total production Grow annuity sales from life channels Explore joint training opportunities Recruit new IMOs who sell both life and annuity products Increase annuity production from life producers to > 10% of total production Strengthening producer relationships

Independent Marketing Organization Career Marketing Organization Personal Producing General Agent New York Annuity Distribution 0.35 0.27 0.19 0.11 0.08 Expand Geographically 2006 Plan $130 Million Premium Balanced, diversified distribution

Expand Geographically Strong presence in key states Top 15 states provided 79% of 2005 sales

Why Agents Choose AmerUs Differentiated value proposition Innovative products Competitive compensation Responsive service Superior marketing and technology support Flexible distribution structure High-touch, high-tech environment Attractive insurance company for experienced agents

Maximize Operating Efficiency Fully integrated life operations All life business issued on one system Common processes and procedures across all companies Opportunities for further progress Electronic application Self-service options Common life and annuity technology platform Improved agent productivity standards Use technology to enable superior performance

2006 Distribution Initiatives Goals Planned Increase ($ millions) Partner with top 50 producers $11 Increase sales through national IMOs $6 Expand geographic presence (2006 hires only) $3 Capture life sales through annuity distribution channels $5 2006 key initiatives will increase sales by $25 million

Growing Indexed Life Sales 2004 2005 2006P Indexed Life 75 94 119 Traditional UL 29 12 6 Term & Other 20 12 5 New initiatives add $25 million offsetting $13 million reduction in Term & UL $124 $118 $130

AmerUs Life Insurance Group Strengths Market leadership position in indexed life Broad portfolio of attractive indexed products Productive, growing multi-channel distribution Outstanding technology and marketing support Efficient and low-cost operating structure Experienced and focused management team Well-positioned for growth

Increasing Shareholder Value Market leadership Meet consumer demand for indexed life products Maintain product pricing discipline Expand/leverage multi- channel distribution Efficient operations Increase sales 11% to $130 million Grow sales through distribution initiatives by $25 million 92% indexed life sales ($119 million) Lower acquisition costs by 5% Achieve 13% unleveraged IRR (325% RBC)

Question & Answer Session

Coffee Break

Gregory D. Boal Executive Vice President and Chief Investment Officer

Investment Management Philosophy Competitive performance is derived from an emphasis on optimizing income by applying a process that: Controls sources of risk Utilizes thorough fundamental research for security selection Applies a systematic sell discipline Emphasizes liquidity Focuses on clear risk management objectives Balance need for income with capital efficiency

Key Investment Metrics * Percentages based upon GAAP book value Strong investment results 2005P 2005 Average new money rate 5.90% 5.47% Portfolio yield 5.71% 5.69% Average invested assets $19.2 billion $19.4 billion Below investment grade/total invested assets* 6.8% 6.7% Average NAIC rating <1.50 1.49 MBS/total invested assets* 10.5% 10.3% Credit writedowns $10 million $0.3 million Duration mismatch +/- .50 yrs (.04) yrs

Asset Class Allocation Percent of total invested assets Asset Category Allocation Range and Current Allocation 2006 Target Government Treasury/agency 2.0% Structure MBS 10.5% Structure CMBS 6.5% Structure ABS 2.0% Credit Investment grade 45.0% Credit BIG 6.7% Credit Private debt 13.0% Mortgage Commercial loans 5.0% 1 3 10 12 4 7 1 5 40 50 6 7 10 15 4 10 Range Min/Max % Current

Capital Efficiency Balance yield with efficient use of capital 2004 2005 Yield Yield Effective Book Yield 5.71% 5.69% 10-year Treasury 4.22% 4.28% Capital Charge Capital Charge NAIC C-1 1.48% 1.29% A.M. Best C-1 2.09% 2.11% S&P C-1 2.73% 2.57%

Proactive Risk Management Operational Comprehensive policy and procedures Effective technology tools Focus on compliance Investment Effectively manage and monitor key risks Interest rates Liquidity Hedging Credit

Maintain duration mismatch within +/- 0.5 years Interest Rate Risk Management 12/1/2002 3/1/2003 6/1/2003 9/1/2003 12/1/2003 3/1/2004 6/1/2004 9/1/2004 12/1/2004 3/1/2005 6/1/2005 9/1/2005 12/1/2005 Assets 4.56 4.53 4.53 4.84 4.77 4.89 4.87 5.01 5 5.25 5.45 5.54 5.53 Liabilities 4.98 4.95 5.02 4.99 4.82 4.9 4.5 4.82 5.21 5.18 5.64 5.68 5.66 Mismatch -0.43 -0.42 -0.49 -0.15 -0.05 0.01 0.37 0.19 -0.21 0.07 -0.2 -0.14 -0.13 Guidelines

Emphasis On Liquidity Monitor liquidity under rating agency models Emphasis is placed on two key principles Liquidity trends are as important as the absolute result Target ratio equal to or better than our desired rating Liquidity ratios stable to slightly improving S&P Liquidity Analysis, 12/31/2005 Strong bias toward liquidity

Indexed Hedging - Risk Management Comprehensive policy and procedures Majority of premiums invested in fixed income Replicate embedded options sold Over-the-counter options Fully hedge exposure at policy issue No dynamic hedging Counterparty risks mitigated Automated process to model, report and monitor risk Manage to conservative asset and liability guidelines

Source: Principia, AmerUs Capital Management Delta ratio, which measures the hedging effectiveness, is the net delta of the portfolio relative to the total liability delta Indexed Hedging Performance Hedging process very effective Date 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 Net Delta* 8.47 5.45 9.2 9.46 8.94 7.51 6.7 5.97 5.46 6.77 7.64 6.09 Delta Ratio 0.0123 0.0074 0.0123 0.0135 0.0115 0.0097 0.0079 0.007 0.0061 0.0078 0.0074 0.0057 guideline lower limit (-0.5%) guideline upper limit (2.5%)

Credit Management: Quality Distribution Fixed Income 2004 2005 NAIC 1 62.1% 62.5% NAIC 2 30.2 29.9 Total Investment Grade 92.3 92.4 NAIC 3 4.9 4.5 NAIC 4-6 2.8 3.1 Total Below Investment Grade 7.7 7.6 Total Fixed Income 100% 100%

Credit Risk Management: Diversification Top 100 Issuers: Indicates the percentage of creditor exposure Concentration Ratio: Sum of the square issuer concentration (in percent) multiplied by 10,000 Index Concentration Ratio: Lehman Brothers Composite Index; does not include private debt Maintain diversified portfolio Top 100 Issuers AmerUs Concentration Ratio Index Concentration Ratio 12/2004 39.0% 25.4 63.9 12/2005 40.3% 25.7 59.2 Change 1.3% 0.3 (4.7)

Third Party Asset Management Leverage core competencies and infrastructure of the organization Strong investment performance 10-year audited track record Long manager tenure Focus on underserved markets or clients Establish 3rd party marketing relationships Grew 3rd party AUM by $170 million since mid-2005 Over $300 million in assets under management

2006 Market And Asset Base Expectations Category Base Case 10-year T-note average yield 4.70% - 4.85% New money rate (consolidated) 5.93% Effective book yield (fixed income) 5.73% New cash flows $3.1 billion Average invested assets (GAAP book value) $21.2 billion

Proactive Asset Management Asset and liability key risk metrics Change in option costs Change in market rates/yield curve We manage our portfolio in conjunction with product management to optimize our results in a continually changing environment

Increasing Shareholder Value Enhance net investment income Maintain high-quality asset portfolio Emphasize liquidity Grow third party asset management Adhere to disciplined philosophy Invest in opportunities where we are compensated for the risk Emphasize credit research and investment diversification Leverage core competencies in underserved markets Preserve portfolio flexibility Adhere to disciplined philosophy Enhance net investment income Maintain high-quality asset portfolio Emphasize liquidity Grow third party asset management Adhere to disciplined philosophy Preserve portfolio flexibility Enhance net investment income Maintain high-quality asset portfolio Emphasize liquidity Grow third party asset management Adhere to disciplined philosophy

Melinda S. Urion Executive Vice President and Chief Financial Officer

2005 Operating Results Strong operating results 2005P 2005 Operating earnings per share (EPS) $4.45 - $4.57 $4.52 Adjusted net operating income $190 - $194 million $192.5 million Operating ROE 11.9% 12.5% Book value per share (excluding AOCI) $42.66 $40.43 RBC ratio 365%* 353% *Assuming no other deployment of capital

11% CAGR In Operating EPS EPS growth driven by growth in business, more profitable sales, expense efficiencies and capital restructuring 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 Traditional Spread Measure 0.75 0.75 0.77 0.79 0.86 0.89 0.91 0.92 0.92 0.94 0.94 0.96 0.99 1.02 1.03 1.06 1.09 1.1 1.14 1.19

Operating Income By Segment $ millions Strong earnings growth in both operating segments 2004 2005 2006P 2004 - 2006 CAGR Protection $140.2 $165.6 $182 13.9% Accumulation 163.9 183.3 210 13.2% Taxes (106.4) (121.8) (137) -- Other, net of taxes (29.1) (34.6) (45) -- Adjusted net operating income $168.6 $192.5 $210 11.6%

2001 2002 2003 2004 2005 2006P Baseline Expenses 182.7 178 185.5 187.8 Commissions 306.5 336.9 412.9 537 Other 8.1 6.2 7.2 9.1 Sub-total 497.3 521.1 605.6 733.9 Deferrals -358.3 -390.3 -473.3 -594.2 Net GAAP Expenses 158.6 150 139 130.8 132.3 139.7 Revenues 1468.5 1415.6 1680 1615.1 1628.7 1746.5 IMO Revenues 27.7 48.6 50.2 53.5 29.1 32.2 Gains and Losses -97.9 -149.9 131.3 18.1 -14.9 0 Net GAAP Expenses as a Percentage of Revenues 0.108 0.106 0.0827 0.081 0.0812 0.08 Excluding IMO's 0.1101 0.1097 0.0853 0.0838 0.0827 0.0815 Excluding Gains and Losses 0.1013 0.0958 0.0898 0.0819 0.0805 0.08 Net GAAP Expenses as a Percentage of Revenues Excluding Gains and Losses 0.1031 0.0989 0.0928 0.0847 0.0836 0.0815 Operational Efficiencies Expenses as a percentage of revenues continue to decline Excludes IMO revenues and expenses in all years and includes restructuring costs in 2001 through 2003. ILICO revenues and expenses included in 2001 as if acquired on January 1.

Solid Coverage Of DAC $ millions DAC: Deferred Acquisition Costs VOBA: Value of Business Acquired Total includes impact of FAS 115 % of total covered by surrender charges and MVAs with FAS 115 95.4% 87.4% 87.0% without FAS 115 84.0% 86.6% 87.0% 12/31/04 12/31/05 12/31/06P DAC, VOBA, capitalized interest $1,760.3 $2,373.4 $2,816.5 Unearned revenue reserve (64.2) (67.7) (79.9) Total $1,696.1 $2,305.7 $2,736.6

Focused Capital Strategy We are executing our capital plan Maintain capital target at or above 325% RBC ratio Maintain financial flexibility within debt-to-capital ratio limit of 25% Execute capital plan Capital-efficient products Internal capital for up to 20% growth

Simplified Capital Structure $ millions OCEANs converted in 2005, PRIDES retire in 2006 Type of Security Maturity Date Interest Rate 12/31/04 12/31/05 12/31/06P New OCEANs 03/32 3.83% plus dividend $189.2 -- -- Senior notes 06/05 6.95 125.0 -- -- Revolving credit 12/07 Flexible -- -- -- Senior debt 08/15 5.95 -- $300.0 $300.0 PRIDES 08/06 6.25 143.8 143.8 -- PRIDES debt -- -- 143.8 AmerUs Capital I 02/27 8.85 50.8 50.8 50.8 Surplus notes 04/11 8.66 25.0 25.0 25.0 Perpetual pfd 7.25 -- 144.8 144.8 Other Various Various 37.4 36.5 35.6 Total $571.2 $700.9 $700.0

Capital Plans For 2006 Re-market PRIDES debt in May 2006 Research tax deductible perpetual preferred instruments Repurchase stock on an opportunistic basis to decrease outstanding share count Retire PRIDES in August 2006 Continue to refine and improve capital structure

Strong Capital Structure $ millions Strong capital structure with more flexibility * Excludes AOCI **In all years, for Standard & Poor's, the PRIDES, the OCEANs, AmerUs Capital I and AmerUs Capital II are treated as 100% equity, except to the extent they exceed 15% of capital, then the excess is treated as debt. In 2004, the OCEANs were exchanged for New OCEANs and these are treated as 100% debt. 2004 2005 2006 Debt $571.2 $556.1 $555.2 Perpetual preferred -- 144.8 144.8 Common equity* 1,508.8 1,561.1 1,707.5 Total capitalization $2,080.0 $2,262.0 $2,407.5 Debt-to-capital ratios Standard & Poor's** 12.46% 15.99% 22.30% Moody's** 24.00% 23.01% 24.56%

Statutory Income Strong 2003 2004 2005 2006P Net Gain from Operations 49.6 195.7 134.4 151.9 Net Income 60 168.8 145.2 151.9 Improved statutory earnings from indexed products $ millions

2002 2003 2004 2005 2006P Statutory Adjusted Capital 866 986 1185 1307.43 1394.86 2.68 3.17 3.56 3.53 3.35 Growing Capital Statutory adjusted capital defined as the sum of capital and surplus, asset valuation reserve and one-half of the dividend liability CAGR: 12.3% $ millions

Strong Free Cash Flow 2003 2004 2005 2006 116.4 185.9 233.9 209.9 Free cash flow remains strong due to growth in statutory earnings Free cash flow represents dividend capacity from insurance subsidiaries, dividends expected from non-insurance subsidiaries and cash and marketable securities held at the holding company Dividend capacity from insurance subsidiaries are determined by statutory income and capital levels as of the prior year-end $ millions

Strong Interest Coverage Ratio 2003 2004 2005 2006 Statutory With Dividends 2.7 3.9 4.6 3.3 Statutory Without Dividends 4.1 5.8 6.8 4.5 GAAP 8.9 8.1 8.5 7.9 Statutory with dividends: Stat dividend capacity from insurance subsidiaries, expected dividends from non-insurance subsidiaries and cash and marketable securities held at the holding company divided by interest expense and dividend expense Statutory without dividends: Stat dividend capacity from insurance subsidiaries, expected dividends from non-insurance subsidiaries and cash and marketable securities held at the holding company divided by interest expense GAAP: GAAP income before taxes and interest expense divided by interest expense

Strong Operating Results We delivered strong operating results in 2004 and 2005 and you can expect even stronger results in 2006 *Based on midpoint of ranges for all measures 2004 2005 2006P* Operating EPS $4.10 $4.52 $5.00 Adjusted net operating income $ millions $168.6 $192.5 $210 Operating ROE 11.9% 12.5% 12.8% Book value per share (excluding AOCI) $38.29 $40.43 $41.93 RBC ratio 356% 353% 335%

Increasing Shareholder Value Higher GAAP and statutory earnings Long-term operating ROE > 14% Capability to internally generate capital to support up to 20% growth Growth in indexed products Higher capital levels Profitable growth

Question & Answer Session

Thomas C. Godlasky Chairman, President and Chief Executive Officer

Increasing Shareholder Value Multi-channel and owned / proprietary Geographic expansion Cross-selling New channels Indexed products Universal life Asset management Competitive product portfolio Appropriate capital levels Realistic product pricing Conservative hedging Efficient operations Growth in ROE, EPS and book value Expand distribution Increase revenues Maintain financial discipline

Management Incentives Aligned With Shareholders Annual Management Incentive Plan Long-term Incentive Plan Stock Ownership Guidelines Operating earnings per share - 50% GAAP net income per share - 50% 3-year measuring period Total shareholder return versus peer group - 50% Growth in book value per share versus peer group - 50% CEO, president: 5X base salary Senior management team: 3X base salary

Strategy Drives Results: Shareholder Value Shareholder value defined as increase in stock price plus reinvested dividends Index 12/31/2000 12/31/2001 12/31/2002 12/31/2003 12/31/2004 12/31/2005 AmerUs Group Co. 100 112.06 89.54 112 146.38 184.37 Russell 2000 100 102.49 81.49 120 142 148.46 Russell 1000 100 87.55 68.59 89.1 99.26 105.48 AmerUs 2005 Peer Group 100 84.49 67.37 80.7 87.68 98.68 AmerUs 2004 Peer Group 100 97.54 83.65 106.47 127.57 148.91 SNL Life & Health Insurance Index 100 93.71 83.26 108.95 137 167.26

Attractive Valuation Source: Industry data 0.2312531705 3.2514782561 0.097924498 1.3172062336 0.127 1.3880949376 0.0923951822 1.222402196 0.1061236266 1.2337795248 0.1272397801 1.4934277534 0.131 1.4152091255 0.1225689301 1.3673229011 0.1092655046 1.1854382318 0.1286284254 1.9915430379 0.1305760873 1.4677535479 0.1337896847 1.877533078 0.1515253221 2.0014536126 0.1288518896 1.8543272396 0.1565272582 1.72003009 0.0891415715 0.9751609936 UNM FFG AMP GNW NFS MET AMH LNC PL JP SLF PFG PRU SFG TMK

The Value Opportunity UNM FFG AMP GNW NFS AMH PL JP SLF PFG PRU SFG TMK Source: Industry data 0.2312531705 3.2514782561 0.097924498 1.3172062336 0.127 1.3880949376 0.0923951822 1.222402196 0.1061236266 1.2337795248 0.1272397801 1.4934277534 0.131 1.4152091255 0.1225689301 1.3673229011 0.1092655046 1.1854382318 0.1286284254 1.9915430379 0.1305760873 1.4677535479 0.1337896847 1.877533078 0.1515253221 2.0014536126 0.1288518896 1.8543272396 0.1565272582 1.72003009 0.0891415715 0.9751609936

2006 Investor Conference February 28, 2006 New York, New York